Exhibit 99.31

Form No.5

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation
		)	CHAPTER 11
		)	Case No. 01-25013 DK
)
)
Debtor(s))

MONTHLY OPERATING REPORT

For the Month Ending October 31, 2003

FINANCIAL BACKGROUND INFORMATION

1.                                       ACCOUNTING BASIS:                            Cash                Accrual   X

2.                                       PREPARER:  State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD  20854
(301) 610-4300

3.                                       EMPLOYEE INFORMATION:

Number of employees paid this period:	0
Current number of employees:	0
Gross monthly payroll:
Officers, directors, and principals	0
Other employees	0
All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
Exceptions:

4.                                       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?  Yes / No  If yes, explain:

No.

5.                                       Are all BUSINESS LICENSES or BONDS current?                  YES

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

6.                                       PRE-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$—
B. Collected this Period	$—
C. Ending Balance (A minus B)	$—

7.                                       POST-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$—
B. Incurred this Period	$—
C. Collected this Period	$—
C. Ending Balance (A plus B minus C)	$—

Ending Balance Aging:

0-30 Days:	$
31-60 Days:	$
Over 60 Days:

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies.   Not Applicable

8.                                       POST-PETITION ACCOUNTS PAYABLE:

A. Beginning Balance (previous month’s ending balance)	$—
B. Incurred this Period	—
C. Pay this Period	—
D. Ending Balance (A plus B minus C) (1)	$—

Ending Balance Aging:

0-30 Days:	$
31-60 Days:	$
Over 60 Days:

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - Not applicable

(1)  Does not include approximately $74,000,000 in intercompany accounts payable.

9.                                       TAXES:  Are all taxes being paid to the proper taxing authorities when due?  YES    (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the post-petition period ending October 31, 2003.

10.                                 BANK ACCOUNTS:   Have you changed banks or any other financial institution during this period?  NO

11.                                 Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all all current?  YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2004
	Fire	10/1/2004
	D&O Insurance	10/31/2004
	Liability	10/1/2004
	Workers Comp.	10/1/2004

13.                                 ACTIONS OF DEBTOR:  During the last month, did the Debtor:

(a)                                  Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?  NO

If yes, explain:

OR  consent to relief from the automatic stay ( S362)?  NO

(b)                                 Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?  YES

If no, explain:

14.                                 TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein ( including sales by creditors)?   NO

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion	Brief Description of Asset	Projected Income
$

You may attach a copy of the notice of sale in lieu of completing the description.  Indicate if notice(s) attached.  NO

15.                                 PAYMENTS TO SECURED CREDITORS during Reporting Period:  None

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
		$	/ /
		$	/ /

16.                                 PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:  None

Professional	Service	Projected Income
$

Note:  If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.                                 QUARTERLY U.S. TRUSTEE FEES  paid during Reporting Period:

Monthly Disbursements:
Month 1 (current quarter)	None
Month 2 (current quarter)	None
Month 3 (current quarter)	None
Total	None

18.                                 VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	November 20, 2003	DEBTOR IN POSSESSION
		By:	Prabhav Maniyar
		Name/Title:	Chief Financial Officer, Director and Secretary
		Address:	1151 Seven Locks Road
Potomac, MD 20854
		Telephone:	(301) 610-4300

REMINDER:  Attach copies of debtor in possession bank statements.

Form No. 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation		CHAPTER 11
		)	Case No. 01-25013 DK
)
)

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
For the Month Ending October 31, 2003
(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$—	$—
COST OF SALES:
Purchases of Inventory	$—	$—
Purchased Services	$—	$—
Other: (Identify)	$—	$—

B. SUBTOTAL Cost of Sales	$—	$—
C. GROSS PROFIT (A - B)	$—	$—
OPERATING EXPENSES:
Professional Fees (Atty. Acct.)	$150,000.00	$1,725,838.00
Bank Charges and Misc. Expense	$—	$497.00
Stock Option Expense	$—	$48,447.00

D. SUBTOTAL Operating Expenses	$150,000.00	$1,774,782.00
E. PROFIT/LOSS FROM OPERATION (C-D)	$(150,000.00)	$(1,774,782.00)
Other Income (Expenses)
Interest Expense	$—	$(3,050.25)
Interest Income	$1.24	$16.71
F. SUBTOTAL Other Income (Expenses)	$1.24	$(3,033.54)
G. Income Tax Expense
H. NET INCOME (LOSS) (E+F-G)	$(149,998.76)	$(1,777,815.54)

NOTE:     Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Case Number 01-25013     Debtor: Startec Global Communications Corporation

SCHEDULE AR (Accounts Receivable)

As of October 31, 2003

(List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR  - No Trade Accounts Receivable

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days

NOTE:     Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Case Number 01-25013     Debtor: Startec Global Communications Corporation

SCHEDULE AP (Accounts Payable)

As of October 31, 2003

(List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - No Accounts Payable

Due to	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days

NOTE:     Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Form No. 8

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation	)	CHAPTER 11
		)	Case No.	01-25013
)
Debtors (s))

CASH RECONCILIATION REPORT

Operating Account

(Business Debtor, Accrual Basis)

For the Month Ending October 31, 2003

(All figures refer to post-petition transactions)

	Operating Account	Totals
A. Beginning Cash Balance from Balance Sheet		$1,342
B. Net Income for month		$(149,999)
Expenses not requiring cash:
Interest	$—
Market adjustment for investment	—
Unearned Compensation	$—
C. SUBTOTAL Expenses Not Requiring Cash		$—
D. Total Cash from Operations (A+B+C)		$(148,657)
Other Sources/Uses of Cash:
Decrease (Incr) - Deferred financing fees & Taxes	$—
Decrease (Incr) - Bank Fee.	$(1)
Increase (Decr) - Accrued Expenses	$—
Increase (Decr) - Intercompany Payable	$72,536
Increase (Decr) - Investment in Subsidiaries	$—
Increase (Decr) - Accrued Prof. Fees	$77,464
E. Subtotal Other Sources/Uses of Cash		$149,999
F. Ending Cash Balance (D+E)		$1,342
Ending Balance per Bank Statement CMA		1,339
Ending Balance per Bank Statement Premier		—
Less Outstanding Checks	$—
Adjustment	$3.00
G. RECONCILIED BANK BALANCE		$1,342

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 10

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation	)	CHAPTER 11
		)	Case No.01-25013 DK
)

BALANCE SHEET

As of October 31, 2003

	Asset	Total
Current Assets:
Cash	$1,342
Receivables from Officers, Employees, Affiliates
Notes Receivables Stocks
Inventory
Other Current Assets:	$34,224
A. SUBTOTAL Current Assets		$35,566
Fixed Assets:
Equipment, Furniture & Fixtures
Less: Accumulated Depreciation
B. SUBTOTAL Fixed Assets		$—
Other Assets: (Identify)
Investments	$(1)
Pledged securities	$5,882
Deferred financing fees	$4,579,556
Investment in affiliates (1) (2)	$259,999,222
C. SUBTOTAL Other Assets		$264,584,659
D. TOTAL ASSETS (A+B+C)		$264,620,225

	Liability	Total
Post-Petition Liabilities:
Accrued expenses	1,783,726
Intercompany Payable	$3,925,452
Notes Payable
Accrued interest on secured debt	$—

E. SUBTOTAL Post-Petition Liabilities		$5,709,177
Pre-Petition Liabilities:
Priority Claims	$—
Intercompany payable	$70,308,632
Secured Debts	$38,342,498
Unsecured Debts	$170,588,753
F. SUBTOTAL Pre-Petition Liabilities		$279,239,883
Stockholders’ Equity (Deficit):
Common Stock	$165,533
Unearned Compensation	$17,311
Additional Paid-in Capital	$133,729,414
Retained Earnings (deficit):
Pre-Petition (2)	$(139,827,192)
Post-Petition	$(14,413,901)
G. SUBTOTAL Stockholders’ Equity		$(20,328,835)
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$264,620,225

(1)  Represents the carrying value of investment in affiliates.  Includes certain adjustments to reflect current market value and/or the equity in income or loss of affiliates.

(2)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.The Company will restate its Monthly Operating Report for the months ending December 31, 2001 and December 31, 2002 after the audits for the years ending December 31, 2001 and December 31, 2002 have been completed.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE